                                                                      EXHIBIT 99

HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

STATEMENTS OF INCOME

In millions.
- ----------------------------------------------------------------------------------
Year ended December 31                                1993                   1992
- ----------------------------------------------------------------------------------
Finance income                                    $1,318.1               $1,334.6
Interest income from noninsurance
      investment securities                           40.9                   34.9
Interest expense                                     510.2                  633.2
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Net interest margin                                  848.8                  736.3
Provision for credit losses on owned
      receivables                                    494.5                  368.3
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Net interest margin after provision
      for credit losses                              354.3                  368.0
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Securitization and servicing fee income              383.4                  369.2
Insurance premiums and contract revenues             242.6                  220.5
Investment income                                    552.1                  492.2
Fee income                                            60.7                   50.5
Other income                                          77.5                   63.5
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Total other revenues                               1,316.3                1,195.9
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Net interest margin after provision for
      credit losses and other revenues             1,670.6                1,563.9
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Salaries and fringe benefits                         221.9                  234.7
Other operating expenses                             603.7                  513.3
Policyholders' benefits                              517.2                  484.1
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Total costs and expenses                           1,342.8                1,232.1
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Income before income taxes                           327.8                  331.8
Income taxes                                         107.4                   92.3
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Net income                                        $  220.4               $  239.5
==================================================================================
/TABLE

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HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

BALANCE SHEETS

In millions.                                                        December 31
- -------------------------------------------------------------------------------
ASSETS                                                       1993          1992
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
Cash                                                    $    27.8     $    48.7
Investment securities (fair value of
      $7,317.8 and $6,124.7)                              7,082.0       5,902.5
Finance and Banking receivables                           9,338.4       8,459.7
Liquidating commercial assets                             1,555.7       1,851.2
Advances to parent company and affiliates                   361.7         393.3
Deferred insurance policy acquisition costs                 381.6         453.4
Acquired intangibles                                        246.7         293.8
Properties and equipment                                    202.2         177.8
Assets acquired through foreclosure                         171.9         191.3
Other assets                                                482.2         374.7
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Total assets                                            $19,850.2     $18,146.4
===============================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
      Commercial paper, bank and other
        borrowings                                      $ 4,321.8     $ 4,217.9
      Senior and senior subordinated debt (with
        original maturities over one year)                6,813.7       6,601.5
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Total debt                                               11,135.5      10,819.4
Insurance policy and claim reserves                       5,981.5       5,243.3
Other liabilities                                           942.7         556.4
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Total liabilities                                        18,059.7      16,619.1
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Preferred stock                                             100.0         150.0
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Common shareholder's equity                               1,690.5       1,377.3
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Total liabilities and shareholder's equity              $19,850.2     $18,146.4
===============================================================================
/TABLE

Investment Securities

Investment securities at December 31 were as follows
(in millions):

- ----------------------------------------------------------------------------------------------------------------
                                                                   1993                             1992
- ----------------------------------------------------------------------------------------------------------------
                                                       Carrying          Fair             Carrying          Fair
                                                          Value         Value                Value         Value
- ----------------------------------------------------------------------------------------------------------------
Trading investments:
Government securities and other                        $   11.9      $   11.9             $   26.9      $   26.9
- ----------------------------------------------------------------------------------------------------------------
Available-for-sale investments:
Marketable equity securities:
     Common stocks                                         18.5          18.5                 10.7          10.7
     Preferred stocks                                      57.7          57.7                 67.7          67.7
Corporate securities                                    2,047.1       2,047.1                323.3         323.3
Government securities                                     326.1         326.1                 82.3          82.3
Mortgage-backed securities                              1,075.5       1,075.5                165.8         165.8
Other                                                     296.7         296.7                    -             -
- ----------------------------------------------------------------------------------------------------------------
Subtotal                                                3,821.6       3,821.6                649.8         649.8
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Held-to-maturity investments:
Corporate securities                                    1,739.0       1,930.7              2,838.4       2,980.8
Government securities                                      23.2          25.4                 74.9          80.1
Mortgage-backed securities                                772.3         809.0              1,558.4       1,618.5
Mortgage loans on real estate                             222.4         226.0                351.0         365.7
Policy loans                                               81.6          81.6                 75.2          75.2
Commercial paper                                           10.7          10.7                 40.1          40.1
Other                                                     299.7         301.3                194.0         193.8
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Subtotal                                                3,148.9       3,384.7              5,132.0       5,354.2
- ----------------------------------------------------------------------------------------------------------------
Accrued investment income                                  99.6          99.6                 93.8          93.8
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Total investment securities                            $7,082.0      $7,317.8             $5,902.5      $6,124.7
================================================================================================================

Effective December 31, 1993 the company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("FAS No. 115"). In accordance with FAS No. 115, investment securities in both the noninsurance and insurance operations are classified in three separate categories: trading, available-for-sale or held-to-maturity. Trading investments are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Adjustments to the carrying value of trading investments are included in current earnings. Investments which the company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Investments not classified as trading or held-to-maturity are classified as available-for-sale. They are intended to be invested for an indefinite period but may be sold in response to events reasonably expected in the foreseeable future. These investments are carried at fair value. Unrealized holding gains and losses on available-for-sale investments are recorded as adjustments to common shareholder's equity, net of income taxes and, for certain investments of the insurance operation, related unrealized deferred insurance policy acquisition cost adjustments. Prior to the adoption of FAS No. 115, available-for-sale investments were carried at the lower of aggregate amortized cost or market value, and any adjustments to carrying value for the noninsurance operations were included in earnings, while any adjustments to carrying value for the insurance operations were included in shareholder's equity. Any decline in the carrying values of available-for-sale or held-to-maturity investments which are deemed to be other than temporary are charged against current earnings.

Finance and Banking Receivables

Finance and Banking receivables at December 31 consisted of the following (in millions):

                                                       1993            1992
- ----------------------------------------------------------------------------
Home equity                                       $ 1,557.1       $ 1,569.6
Other secured                                         347.1           366.2
Bankcard                                            2,103.8         1,622.5
Merchant participation                              2,054.4         1,548.3
Other unsecured                                     2,236.1         2,029.5
Equipment finance and other                           661.4           720.7
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Receivables owned                                   8,959.9         7,856.8
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Accrued finance charges                               167.4           155.7
Credit loss reserve for receivables owned            (279.8)         (220.0)
Unearned credit insurance premiums and
  claims reserves                                     (49.8)          (45.7)
Amounts due and deferred from
  receivables sales                                   675.2           873.8
Reserve for receivables serviced
  with limited recourse                              (134.5)         (160.9)
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Total receivables owned, net                        9,338.4         8,459.7
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Receivables serviced with
  limited recourse                                  7,131.1         7,946.9
Receivables serviced with no recourse               1,649.5           370.9
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Total receivables owned or serviced               $18,119.0       $16,777.5
============================================================================

Liquidating Commercial Assets

Liquidating commercial assets at December 31 consisted of the following (in millions):

                                                       1993            1992
- ----------------------------------------------------------------------------
Receivables:
  Commercial real estate                           $  297.1        $  349.4
  Acquisition finance and other                       892.8         1,269.6
- ----------------------------------------------------------------------------
Receivables owned                                   1,189.9         1,619.0
Accrued finance charges                                 9.2            12.1
Reserve for credit losses                            (172.9)         (203.3)
- ----------------------------------------------------------------------------
Total receivables owned, net                        1,026.2         1,427.8
Real estate owned                                     256.6           249.6
Other assets                                          272.9           173.8
- ----------------------------------------------------------------------------
Total liquidating commercial assets                $1,555.7        $1,851.2
============================================================================